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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2006


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)
             001-13255                                     43-1781797
             ---------                                     ----------
            (COMMISSION                                   (IRS EMPLOYER
            FILE NUMBER)                                IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Changes to Non-Employee Director Compensation

         On June 22, 2006, the Board of Directors of Solutia Inc. (the "Company") approved, based on the recommendation of the Governance Committee, changes to the compensation to be paid to the Company's non-employee directors.

         Effective June 22, 2006, non-employee directors of the Company will be paid an annual retainer of $70,000. The lead non-employee director will receive an additional annual retainer of $50,000. Non-employee directors will also receive an annual retainer of $7,500 for serving as a chairperson of a standing committee. A per meeting attendance fee of $2,500 will also be paid for attendance at each Board or Committee meeting. The pro rata retainer and fees for meetings attended during any month will continue to be paid at the end of each month. The Company will also continue to reimburse non-employee directors for customary expenses for attending Board of Directors and committee meetings.





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                        SOLUTIA INC.
                                        ------------------------------------
                                        (Registrant)

                                        /s/ Rosemary L. Klein
                                        ---------------------
                                        Senior Vice President, General Counsel
                                        and Secretary


DATE: JUNE 28, 2006